UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2010

GRANITE FALLS ENERGY, LLC

(Exact name of small business issuer as specified in its charter)

Minnesota	000-51277	41-1997390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15045 Highway 23 SE, Granite Falls, MN	56241-0216
(Address of principal executive offices)	(Zip Code)

(320) 564-3100

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Results of 2010 Annual Members’ Meeting

On March 18, 2010, Granite Falls Energy, LLC (“GFE”) held its 2010 annual members’ meeting (“Annual Meeting”) to vote on the election of four governors whose terms were scheduled to expire in 2010.  Of the five nominees, Dean Buesing, Julie Oftedahl-Volstad, and Myron Peterson were elected by a plurality vote of the members to serve terms which will expire in 2013.  Paul Enstad, was elected by a plurality vote of the members to serve a term which will expire in 2012.  The votes for the nominee governors were as follows:

Nominee Governors	For
Dean Buesing	13,456
Julie Oftedahl-Volstad	12,705
Myron Peterson	11,185
Paul Enstad	9,885
Mark Schmidt	7,829

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE FALLS ENERGY, LLC

March 19, 2010	/s/ Stacie Schuler
Date	Stacie Schuler, Chief Financial Officer